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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                       FEBRUARY 6, 2002 (FEBRUARY 6, 2002)
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))

                               CENDANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                  1-10308                  06-0918165
        (STATE OR OTHER       (COMMISSION FILE NO.)        (I.R.S. EMPLOYER
         JURISDICTION                                   IDENTIFICATION NUMBER)
      OF INCORPORATION OR
         ORGANIZATION)


      9 WEST 57TH STREET
         NEW YORK, NY                                            10019
          (ADDRESS OF                                         (ZIP CODE)
  PRINCIPAL EXECUTIVE OFFICE)


                                 (212) 413-1800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)









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ITEM 5. OTHER EVENTS

      Earnings Release. On February 6, 2002, we reported our 2001 fourth quarter and full year results, which are discussed in more detail in the press release attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety.

ITEM 7. EXHIBITS

      See Exhibit Index.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CENDANT CORPORATION

                                        BY: /s/ Tobia Ippolito
                                            -----------------------
                                           Tobia Ippolito
                                           Executive Vice President, Finance and
                                           Chief Accounting Officer


Date: February 6, 2002



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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K



                                  EXHIBIT INDEX

EXHIBIT
   NO.      DESCRIPTION
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  99.1      Press Release: Cendant Reports Better Than Projected Fourth Quarter
            2001 Results; Raises 2002 Projections

















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